Exhibit 10.4
FIRST AMENDMENT TO
AMENDED AND RESTATED EMPLOYMENT AGREEMENT
THIS AMENDMENT is made on August      , 2010 to the Amended and Restated Employment Agreement between Associated Materials LLC, a Delaware limited liability company and a wholly owned indirect subsidiary of AMH Holdings II, Inc., a Delaware corporation, and Thomas Chieffe, dated as of April 15, 2010 (the “Agreement”).
WHEREAS, the “Special Retention Incentive Bonus” payable pursuant to Section 4(b)(3) of the Agreement is subject to the rules specified in Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”);
WHEREAS, the inclusion of an initial public offering as an acceleration event for the payment of the Special Retention Incentive Bonus is not in conformity with the requirements of Section 409A;
WHEREAS, pursuant to Section V of Internal Revenue Service Notice 2010-6, the parties may retroactively correct that Section 409A issue by amending the Agreement;
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby amend the first sentence of Section 4(b)(4) of the Agreement to read as follows:
For purposes of this Agreement, “Liquidity Event” shall mean a transaction or series of transactions (whether structured as a stock sale, merger, consolidation, reorganization, asset sale or otherwise) which results in the sale or transfer of more than a majority of the assets of AMH II and its subsidiaries (determined based on value) or of a majority of the capital stock of AMH II to a person other than the Investors or their affiliates; provided that such transaction or series of transactions constitutes a “change in the ownership or effective control” of AMH II or a “change in the ownership of a substantial portion of the assets” of AMH II, as such terms are used in Section 409A(a)(2)(A)(v) of the Code.
No other provision of the Agreement shall be affected by this Amendment, and all other provisions of the Agreement shall remain in full force and effect.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this First Amendment effective as of April 15, 2010.

ASSOCIATED MATERIALS LLC
Date: 9/7/2010	By:	/s/ Stephen E. Graham
Stephen E. Graham
Chief Financial Officer

THOMAS CHIEFFE
Date: 9/7/2010	/s/ Thomas Chieffe

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